---------------------------------------------------------------
          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.
         ---------------------------------------------------------------

                                                                    Exhibit 10.8

                                LICENSE AGREEMENT

     This License Agreement, effective as of January 10, 2001 (the "Effective Date"), is entered into by and between YISSUM RESEARCH AND DEVELOPMENT COMPANY OF THE HEBREW UNIVERSITY OF JERUSALEM, of 46 Jabotinsky Street, Jerusalem, Israel (the "Licensor") and KERYX BIOPHARMACEUTICALS, INC. of 101 Main Street, Cambridge, Massachusetts 02142 United States of America (the "Company").

     WHEREAS, the Licensor is the owner of the patent application set forth in Appendix I attached hereto;

     WHEREAS, the Licensor may discover or develop additional intellectual property, technical information or proprietary rights that may be subject to the terms of this Agreement;

     WHEREAS, the Company now desires to obtain a license for the commercial development, production and marketing of a product or products to be based on the Patent Rights and Know-how within the Field of Use, both as defined herein, and any further developments, upon the terms and conditions hereinafter set forth; and

     WHEREAS, Licensor agrees to grant the Company an exclusive, world-wide license to the Patent Rights and Know-how and to any product which is developed therefrom, in the Field of Use as defined hereunder, in accordance with and subject to the terms and conditions of this Agreement and subject to the full performance by the Company of its material obligations in accordance with this Agreement.

     NOW, THEREFORE, it is agreed as follows:

ARTICLE 1 - DEFINITIONS

     For the purposes of this License Agreement, the following words and phrases shall have the following meanings:

     1.1 "Affiliate" shall mean, with respect to any Entity (as defined below), any Entity that directly or indirectly controls, is controlled by, or is under common control with such Entity. Control shall mean, for this purpose, the ability to direct the activities of an entity. Ownership of more than fifty percent (50%) of the voting power of an entity shall be considered Control for purposes of this Agreement.

     1.2 "Confidential Information" means all information, including, without limitation, proprietary information and materials (whether or not patentable) regarding a party's technology, products, business information or objectives, including information relating to Net Sales and royalties hereunder, which is designated as confidential in writing by the disclosing party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material, trade secret or other information is disclosed by the disclosing party to the other party. Notwithstanding the foregoing to the contrary, materials, know-how or other information which is orally, electronically or visually disclosed by a party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a party (a) if the disclosing party, within thirty (30) days after such disclosure, delivers to the other party a written document or documents describing the materials, know-how or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made, or (b) such information is of the type that is customarily considered to be confidential information by persons engaged in activities that are substantially similar to the activities being engaged in by the parties pursuant to this Agreement.

     1.3 "Entity" shall mean any corporation, association, joint venture, partnership, trust, university, business, individual, government or political subdivision thereof, including an agency, or any other organization that can exercise independent legal standing.

     1.4 "Field of Use" shall mean the diagnosis, prevention and treatment of all human diseases and conditions.

     1.5 "First Commercial Sale" means, for each Product, the first commercial sale in a country as part of a nationwide introduction by the Company or its Affiliates, sublicenses or distributors.

     1.6 "Know-how" shall mean all information whether patentable or not (but which has not been patented) and physical objects related to the Research Program or to a Product as set forth in Appendix I. The parties shall update the list of Know-how set forth in Appendix I to include the Research Know-how as it is developed, provided that the parties' failure to so update Appendix I shall not be, in and of itself, determinative of whether something is Research Know-how under this Agreement.

     1.7 "Licensed Know-how" shall mean the Know-how, the Non-exclusive Know-how and the Research Know-how.

     1.8  "Licensed   Patent   Rights"  shall  mean  the  Patent   Rights,   the
Non-exclusive Patent Rights and Research Patent Rights.

     1.9 "Net Sales" shall mean the [**] from the sale of Products by of the Company [**] provided that [**], and/or [**]. Notwithstanding anything herein to the contrary, the following shall not be considered a sale of [**] under this
Agreement: [**] by the [**] that will be [**] a Product [**] with the [**] a Product; or [**] a Product [**] with the [**] the Product.

     In the event a Product is sold in the form of a [**], the Net Sales for such [**] shall be calculated by [**] the Product [**] is the [**] in the [**], in each case during the [**]. In the event that such [**] cannot be determined for both the Product and all other product(s) [**], Net Sales for the purposes of determining royalty payments shall be calculated by [**]. In such event, the Company shall [**] in the [**], and shall [**] such determination. Notwithstanding the foregoing, but subject to the [**] set forth in subparagraph 3.4, below, no calculations made in connection with a [**] shall cause the royalty [**] of the Net Sales for such [**].

     1.10 "Non-Exclusive Know How" shall mean the Know How marked in Appendix I as non-exclusive. The parties agree that any Know-How that is developed by the Licensor pursuant to the Research Program shall be, by definition, exclusive to the Company subject to the terms of the license being granted pursuant to the terms of this Agreement.

     1.11 "Non-Exclusive Patent Rights" shall mean

          1.11.1 The provisional patent application set forth in Appendix I designated as non-exclusive;

          1.11.2 Any United States utility patent application and non-United States patent applications based, in whole or in part, on the provisional patent application set forth in subparagraph 1.11.1, above.

          1.11.3 The United States and non-United States patents issued from the
     applications   referred  to  in  subparagraph   1.11.2,   above,  and  from
     divisionals and continuations of those applications.

          1.10.4 Claims of United States continuation-in-part applications, and of the resulting patents, which are based on the subject matter specifically described in the specifications in the United States and foreign patent applications described in subparagraph 1.11.2, above.

          1.11.5 Any reissues, divisionals, amendments or extensions of the United States or non-United States patents described in subparagraphs
     1.11.3 and 1.11.4, above.

     1.12 "Patent Rights" shall mean

          1.12.1 The patent application set forth in Appendix I, designated as exclusive;

          1.12.2 Any non-United States patent applications claiming priority from the patent application referred to in subparagraph 1.12.1, above.

          1.12.3 The United States and non-United States patents issued from the applications referred to in subparagraphs 1.12.1 and 1.12.2, above, and from divisionals and continuations of those applications.

          1.12.4 Claims of United States continuation-in-part applications, and of the resulting patents, which are based on the subject matter specifically described in the specifications in the United States and foreign patent applications described in subparagraphs 1.12.1 and 1.12.2, above.

          1.12.5 Any reissues, divisionals, amendments or extensions of the United States or non-United States patents described in subparagraphs
     1.12.3 and 1.12.4, above.

          1.12.6 The parties shall update the list of Patent Rights set forth in Appendix I to include the Research Patent Rights as they are developed, provided that the parties' failure to so update Appendix I shall not be, in and of itself, determinative of whether something is

     Research Patent Rights under this Agreement.

     1.13 "Product(s)" shall mean any products, product component, production supplement and/or process covered by a valid claim of the Licensed Patent Rights in the country where the product is sold and/or that embodies any Licensed Know-How.

     1.14 "Research Know-how" shall mean all Know-how conceived, reduced to practice or developed by Licensor in the course of the Research Program, including, but not limited to, (a) novel chemical entities, including but not limited to, building units, starting materials and intermediates, and (b) novel processes, including but not limited to, processes for the preparation of building units, starting materials, intermediates and scaffolds, all as required for the production and synthesis of the scaffolds that are subject matter of this Agreement and all in the best and most efficient manner known at the time of their development.

     1.15 "Research Patent Rights" shall mean any United States and/or non-United States patent or patent applications and all substitutions, divisions, continuations, continuations-in-part, reissues, reexaminations and extensions thereof that are owned or otherwise controlled by the Licensor and that cover the Know-how and/or Research Know-how developed prior to or during the course of the Research Program.

     1.14 "Research Program" shall mean the research being funded at Yissum by the Company pursuant to the Research Agreement. "Research Agreement" means the Research Agreement, dated January 10, 2002, between the Company and the Licensor.

     1.15 "Territory" shall be worldwide.

     1.16 "Valid Claim" means a claim which (a) in the case of an unexpired United States or foreign patent, shall not have expired or been donated to the public, disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision or (b) in the case of any United States or foreign patent application, shall not have been cancelled, withdrawn, abandoned or been pending for more than five years.

     1.17 "Additional Definitions". Each of the following definitions is set forth in the section of this Agreement indicated below:

Definition                                                 Section
----------                                                 -------
Company
Effective Date
FDA
IND
Licensor
Licensor Indemnified Parties
NDA
Non-terminating Party
Shares
USPTO
Warrants

ARTICLE 2 - GRANT

     2.1 The Licensor hereby grants to the Company, subject to the terms and conditions of this Agreement, an exclusive or non-exclusive license, in accordance with Appendix I, in the Territory, with the right to grant sublicenses as provided in subparagraph 2.2 below, to practice and utilize the Licensed Patent Rights, and the Licensed Know-how to (a) research and develop products and services solely in the Field of Use, and (b) to register, make, have made, lease, use, import, market, have marketed, and/or sell or have sold products and services solely in the Field of Use.

     2.2 The Company shall have the right to grant sublicenses to third parties under the license granted in subparagraph 2.1, above, in accordance with the terms set out herein. In respect of the Non-exclusive Know-how and the Non-exclusive Patent Rights, the license herein shall be limited to the use in respect of Products or as contemplated in scope of the Research Program. Within 30 days after execution or receipt thereof, as applicable, the Company shall provide the Licensor with a copy of each sublicense issued hereunder and shall deliver copies of all royalty reports received by the Company from such sublicensees. Any such license delivered hereunder may be redacted at the request of the sublicensee to exclude confidential scientific and other information, provided that all financial terms and information that relate to the Company's financial obligations hereunder shall not be redacted.

     2.3  Any  and  all  sublicenses   granted  by  the  Company  shall  survive
termination of this Agreement in accordance with the terms hereof, and the Company shall assign to the Licensor all of its rights in such sub-licenses provided that, to the extent permitted by law, the Licensor shall assume the rights and obligations of the Company with respect to such sub-licensee.

     2.4 All rights in the Licensed Patent Rights, the Licensed Know-how and the Products shall be solely owned by the Licensor, and the Company shall make use of them solely in accordance with the terms of this Agreement.

     2.5 The Licensor agrees that it shall not grant any right or license in connection with the Non-exclusive Know-how and/or Non-exclusive Patent Rights that would limit, in any manner, the Company's freedom to exercise the rights it has pursuant to this Agreement to practice and utilize the Licensed Patent Rights and the Licensed Know-how subject to the terms of this Agreement.

ARTICLE 3 - ROYALTIES AND OTHER CONSIDERATION

     3.1 Subject to the terms and conditions of this Agreement, in consideration of the rights, privileges and license granted hereunder, the Company shall make payments to the Licensor as set forth in, and in accordance with the provisions of, this Article 3.

     3.2 The Company shall pay to the Licensor and/or its representatives a non-refundable quarterly royalty in an amount equal to [**] percent ([**]%) of Net Sales.

     3.3 The Company shall pay to the Licensor non-refundable quarterly royalties in an amount equal to (a) [**] percent ([**]%) of the royalties received by the Company or its Affiliates in connection with [**] up to the first $[**]; and (b) [**] percent ([**]%) of all royalties received by the Company or its Affiliates in excess of $[**] from the [**]. In addition, the Company shall pay to the Licensor an amount equal to [**] percent ([**]%) of [**] received by the Company or its Affiliates in connection with [**]. For the purpose of this paragraph 3.3, "royalties" and "lump-sum payments" shall mean any payments or benefits or other consideration received by the Company or an Affiliate from sublicensees or in connection with any sublicenses and/or on account of sale of the Products by a sublicensee, provided, however, that the Company shall not be obligated to make any payment to Licensor on account (c) of any payment or benefit received by the Company or an Affiliate from a sublicensee in the form of a grant to further research and development and/or clinical trials; or (d) for any purchase of debt or equity securities of the Company or its Affiliates, provided that such debt or equity securities are purchased at or above their market value at the time of purchase.

     3.4 The royalties payable under subparagraphs 3.2 and 3.3, above, shall be paid on a country-by-country basis on each Product until the later of (i) the expiration of all Valid Claims of any Licensed Patent Rights and Research Patent Rights which cover such Product in such country, or (ii) [**] years after the First Commercial Sale of such Product in such country, provided that after the expiration of all Valid Claims of any Licensed Patent Rights and Research Patent Rights which cover such Product in such country, the royalty rate of such Product in such country shall be reduced to [**] percent ([**]%) of the rate set forth in subparagraphs 3.2, above.

     3.5 In addition, the Company shall pay to, or issue to Licensor, as the case may be, the following upon the execution of this Agreement:

          3.5.1 [**] dollars ($[**]) in cash;

          3.5.2 Unregistered shares of Keryx common stock with a market value of [**] dollars ($[**]), as measured by the average closing price of Keryx common stock on the Nasdaq National Market during the sixty (60) trading days preceding Effective Date (the "Shares"). Such Shares will be issued subject to the Company's receipt of an Investment Letter from the Licensor, a copy of which is annexed to this Agreement as Appendix II. The Company agrees that, subject to the terms of the Registration Rights Agreement, a copy of which is annexed to this Agreement as Appendix III, it will file a registration statement with the United States Securities and Exchange Commission to effect the registration of such Shares no earlier than six
     (6) months after the Effective Date and no later than one (1) year after the Effective Date at no cost to the Licensor and will use its best efforts to have such registration statement declared effective.

          3.5.3 Warrants to purchase an aggregate of [**] shares of Keryx common stock, exercisable at a price equal to the lower of (i) the closing price of Keryx common stock on the Nasdaq stock exchange on the trading day immediately preceding the Effective Date; or (ii) the average closing price of Keryx common stock on the Nasdaq stock exchange during the sixty (60) trading days preceding the Effective Date (the "Warrants"). The number and exercise price of the Warrants will be adjusted in the event of subdivision or any other split of the share capital of the Company. The Warrants shall have a term of ten (10) years and shall become exercisable as follows:

     (a) Warrants to purchase [**] shares shall become exercisable upon the issuance by the United States Patent and Trademark Office ("USPTO") of the first patent arising from the invention described in the patent application described in Appendix I after the execution of this Agreement;

     (b) Warrants to purchase [**] shares shall become exercisable upon the commencement of a clinical trial of the first Product, following the filing of an Investigational New Drug Application or any successor application or procedure or its foreign equivalent ("IND") submitted to the United States Food and Drug Administration ("FDA") or its foreign equivalent;

     (c) Warrants to purchase [**] shares shall become exercisable upon the written approval of the first New Drug Application or any successor application or procedure or its foreign equivalent ("NDA") for a Product by the FDA or its foreign equivalent; and

     (d) Warrants to purchase [**] shares shall become exercisable upon the commencement of a clinical trial of the second Product, following the filing of an IND submitted to the FDA or its foreign equivalent.

The Company shall file a registration statement covering the relevant portion of the shares underlying the Warrants within sixty (60) days of the date the first Warrant becomes exercisable.

ARTICLE 4 - REPORTS, PAYMENTS AND RECORDS

     4.1 The Company agrees to update the Licensor at least semi-annually as to the Company's activities related to the Products, including without limitation the following: (a) the results of any research and development of the Products conducted by the Company and (b) the Company's efforts to attain approval from relevant regulatory bodies to market and sell the Products and (c) the accumulated amount spent in the development of products.

     4.2 The Company shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to the Licensor by way of royalty as aforesaid. Said books of account shall be kept at the Company's principal place of business and the supporting data shall be open once per year upon reasonable notice to the Company, for three years following the end of the calendar year to which they pertain, for inspection by an auditor selected by the Licensor, except one to whom the Company has reasonable objection, for the purpose of verifying the Company's royalty statement or compliance in other respects with this License Agreement. If an inspection shows an underreporting or underpayment of five percent (5%) of royalties payable for any twelve (12) month period, then the Company shall reimburse the Licensor for the reasonable cost of the inspection at the time the Company pays the unreported royalties, including any late charges as required by paragraph 4.5 of this Agreement. All payments for underreporting or underpayment required pursuant to this paragraph shall be due within 60 days of the date the Licensor provides the Company notice of the payment due.

     4.3 Beginning in the calendar quarter subsequent to the First Commercial Sale or first lump sum payment by sublicense of a Product, the Company shall deliver to the Licensor complete and accurate reports, within 60 days from the end of each calendar quarter, giving such particulars of the business conducted by the Company during the preceding quarter under this Agreement as shall be pertinent to a royalty accounting hereunder. These reports shall include at least the following:

          4.3.1 All Products used, or sold, by or for the Company, its Affiliates or any sublicensees.

          4.3.2 Total amounts invoiced for Products used, or sold, by or for the Company, its Affiliates or any sublicensees.

          4.3.3 Deductions applicable in computing Net Sales.

          4.3.4 Total royalties due based on Net Sales by or for the Company, its Affiliates or any sublicensee.

          4.3.5 Any receipt of lump-sum payment from a sublicensee.

          4.3.6 Names and addresses of all sublicensees and Affiliates of the Company.

          4.3.7 On an annual basis, the Company's year-end audited financial statements, which shall be delivered within 120 days after the end of each fiscal year.

     4.4 With each such quarterly report submitted, the Company shall pay to the Licensor the amounts due and payable under this Agreement in connection with the royalties and lump-sum payments it has received from its sublicensees. If, subsequent to the first sale of a Product or receipt of a lump-sum payment, no royalties shall be due, the Company shall so report.

     4.5 Sales and royalty payments shall be calculated and, in the case of royalty payments, paid in United States dollars. With respect to sales of products invoiced in a currency other than U.S. Dollars, the U.S. Dollar equivalent shall be calculated using the applicable conversion rates for buying United States dollars published by The Wall Street Journal on the last business day of the calendar quarter to which the royalty report relates. Payment of Value Added Tax, if applicable and charged, shall be deducted from each payment in accordance with the statutory rate in force at such time.

     4.6 Amounts that are not paid when due and that are not the subject of a bona fide dispute shall accrue interest from the due date for payment until the actual date of payment at the maximum rate of interest equal to the higher of the London Interbank Offering Rate of interest plus two percent (2%), as reported by Bank Leumi Leyisrael Ltd. for the applicable period, or the highest rate permitted by applicable law, calculated on the number of days such payment is delinquent.

     4.7. Within 30 days from the presentation of an appropriate invoice by Licensor, the Company will pay the Licensor the amounts expended on account of any patent applications filed or to be filed as part of the Patent Rights until the execution of this

Agreement, up to a maximum of [**] dollars ($[**]).

ARTICLE 5 - DEVELOPMENT AND COMMERCIALIZATION

     5.1 The Company shall use commercially reasonable efforts, comparable to the level of efforts it devotes to its own products under development with comparable market potential, to bring Products to market through a development program of commercial exploitation of the Licensed Patent Rights and Licensed Know-how, including such efforts to achieve the milestones set forth in section 3.6.3, above, within a reasonable time period. The Company shall be responsible for detailing such efforts made pursuant to this section in the reports required to be provided to Licensor as set forth in section 4.1, above. The parties agree that "commercially reasonable efforts," as such term is used in this Article, shall be determined as if the Products were the only Products being developed at the time by the Company.

     5.2 The Company shall give Licensor written notice of the First Commercial Sale of a Product with thirty (30) days thereof.

     5.3 As part of its efforts pursuant to this section, the Company agrees that it will invest at least [**] dollars ($[**]) within the first thirty (30) months after the Effective Date in connection with its internal efforts to develop and commercialize the Products, which such expenditure shall include purchase and or lease of capital equipment related to the development and/or commercialization of the Products. This section shall be considered a fundamental term of the Agreement and the breach thereof shall be considered a fundamental breach of the Agreement in accordance with the Contract Law (Remedies) 1970.

ARTICLE 6 - PATENT PROSECUTION AND MAINTENANCE

     6.1 The Company shall have the exclusive option and right to prosecute and maintain the Licensed Patent Rights, including, but not limited to, the filing of patent applications for inventions and improvements to the Licensed Patent Rights, based upon inventions or improvements discovered by the Licensor pursuant to the Research Program or by the Company. The Company agrees to keep the Licensor informed with respect to the status and progress of any such applications, prosecutions and maintenance activities and to consult in good faith with the Licensor and take into account the Licensor's comments and requests with respect thereto. Both parties agree to provide reasonable cooperation to each other to facilitate the application and prosecution of Licensed Patent Rights pursuant to this Agreement.

     6.2 In the event that Licensor grants a third party a license under the Non-Exclusive Patents Rights, then Licensor shall immediately notify Company of such event. Thereafter, the Company shall have the right, at its election, to continue to prosecute and maintain the Non-Exclusive Patent Rights provided, however, that Licensor shall reimburse Company for all reasonable costs associated with such prosecution and maintenance from the date of the execution of the third party license under the Non-exclusive Patent Rights. Should the Company choose not to continue to prosecute and maintain the Non-exclusive Patent Rights as set forth above, the Licensor shall ensure that it or a third party does so at the Licensor's expense.

     6.3 The Company may, in its discretion, elect to abandon any patent application or issued patent comprising the Licensed Patents Rights, in which case the Company shall make no further use of such Licensed Patent Rights. Prior to any such abandonment, the Company shall give the Licensor reasonable notice and a reasonable opportunity to take over prosecution of such Licensed Patent Rights. In such event, the Licensor shall have the right, but not the obligation, to commence or continue such prosecution and to maintain any such Licensed Patent Rights under its own control and at its expense and the Company shall then make no further use of any such Licensed Patent Rights and shall have no royalty or other obligation to the Licensor in respect of any Licensed Product, the manufacture, use or sale of which is covered by an issued claim of such Licensed Patent Rights. The Company agrees to cooperate in such activities, including execution of any assignment or other documents necessary to enable the Licensor to obtain and retain sole ownership and control of such Licensed Patent Rights and the License with respect to such Licensed Patent Rights shall be terminated.

     6.4 The Company will exert commercially reasonable efforts to attempt to obtain a patent in each of the states and countries of the Territory in which it determines that obtaining a patent is commercially reasonable and will comply with all requirements for making obtaining such patent as aforesaid, in respect of the Licensed Patent Rights and Licensed Know-how and/or Product and/or any part thereof. Each patent application, and every patent to be registered as aforesaid shall be made and registered on behalf of, and in the name of, the Licensor, and at the Company's expense, subject to Licensor's obligations to pay costs for the Non-Exclusive Patent Rights as set forth in subparagraph 6.2, above..

     6.5 The foregoing constitutes no assurance by the Licensor or the Company that patent or patent applications will indeed be prepared - and/or filed and/or registered in respect to the Licensed Patent Rights and Licensed Know-how and/or the Product and/or any part thereof, nor shall such constitute an obligation on the part of the Licensor or the Company that a patent application filed or registered as aforesaid will provide due protection.

     6.6 For the avoidance of doubt, but subject to Article 12, below, it is hereby expressed that the provisions of this Agreement or Appendix I do not constitute confirmation and/or representation by the Licensor in connection with the validity and/or applicability of any of the patents and/or patent applications detailed in Appendix I, and the Licensor expresses that it made no examination as to the validity of the patents and/or the patent applications as aforesaid before they were submitted for filing or registration.

     6.7 The parties shall assist each other in all respects relating to the preparation of documents for the filing or registration of a patent application or any patent-related right upon the other's request.

     6.8 The Company shall undertake commercially reasonable efforts, at its own expense, to provide protection against a third-party's infringement of the Licensed Patent Rights and Licensed Know-how and/or the Products and/or any other right therein when, from its own knowledge or upon notice from the Licensor, it becomes aware of the reasonable probability that such infringement exists, and, if such notice was not received from Licensor, shall advise the Licensor upon learning of the infringement. The Company shall give the Licensor notice of any approach with respect to infringement made to it by a patent examiner and/or attorney in connection with the subject matter of this Agreement. It is agreed that within ninety (90) days of becoming aware of the infringement of the Licensed Patent Rights or Licensed Know-how, the Company shall decide whether to institute an infringement suit or take other appropriate action that it believes is reasonably required to protect the Licensed Patent Rights and Licensed Know-how. If the Company fails to institute such suit or take such action within such ninety (90) day period, then the Licensor shall have the right at its sole discretion to institute such suit or other appropriate action in the name of either or both parties. In such event, all payment of benefits in judgment or settlement shall be payable to the Licensor and the Company shall cooperate with the Licensor to the extent reasonably possible, including the joining of suit if necessary or desirable.

     6.9 In the event of a claim asserting that the Licensed Patent Rights are invalid or nonenforceable, then the Company shall undertake commercially reasonable efforts at its own expense to defend such claim, provided however that the Company shall not settle any such claim in a manner which adversely affects the Licensed Patent Rights without the consent of the Licensor.

     6.10 In connection with the Non-exclusive Patent Rights, the obligations of the Company set forth in subparagraphs 6.8 and 6.9, above, shall only apply as long as the Licensor has not licensed the Non-exclusive Patent Rights to a third party. The obligations set forth in subparagraphs 6.8 and 6.9, above, shall belong to the Licensor from the date of the execution of the third party license under the Non-exclusive Patent Rights.

     6.11 The Company may deduct an amount equal to up to [**] percent ([**]%) of the royalties it is required to pay the Licensor on Net Sales attributable to a particular country up to cover any litigation costs incurred by the Company in such country for any litigation or threatened litigation contemplated by this Article and all amounts paid in judgment or settlement of such litigation or threatened litigation (the "Patent Litigation Set-off") up to a maximum of [**] percent ([**]%) of the total litigation costs or settlement in such country. If such Patent Litigation Set-Off does not cover [**] percent ([**]%) of the total litigation costs or settlement in such country, the Company shall be entitled to continue to deduct such Patent Litigation Set-off from future royalty payments attributable to such country until such [**] percent ([**]%) is reached.

     6.12 Any recovery of damages by the Company, in any such suit, shall be applied first in satisfaction of any unreimbursed expenses and legal fees of the Company relating to the suit and then to the Licensor for any royalties credited in accordance with paragraph 6.9, above. Any amount remaining after distribution according to the previous sentence shall be paid entirely to the Company, provided that the Company shall pay the Licensor a royalty in the amount of [**] percent ([**]%) on such excess recovery.

     6.13 In any suit to enforce and/or defend the Licensed Patent Rights and/or Licensed Know-how pursuant to this Agreement, the party not in control of such suit shall, at the request and expense of the controlling party, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

ARTICLE 7 - TERM AND TERMINATION

     7.1 Unless otherwise terminated by operation of law or by the acts of parties in accordance with the provisions of this Agreement, this Agreement shall be in force from the Effective Date and shall remain in effect until the expiration of all of the obligations to pay royalties set forth in Section 3. Upon the expiration of the Company's obligations to pay royalties to Licensor under Section 3 with respect to a Product in each country, the licenses set forth in Section 2 shall be deemed to be perpetual and fully paid up with respect to such Product in such country.

     7.2 Without prejudice to its rights at law or pursuant to this Agreement, the Company may terminate this Agreement by giving written notice to the
Licensor:

          7.2.1 If an independent search conducted by or on behalf of the Company reveals, within two (2) months of the Effective Date one or more prior art publications that would render the invention described in the Patent Rights unpatentable.

          7.2.2 At any time, should the Company be informed by either the United States Patent and Trademark Office or the European Patent Office that the patent application set forth in Appendix I will not be allowed to mature into a patent and the Company, after using commercially reasonable efforts to obtain the issuance of the patent, determines in good faith to cease its prosecution efforts.

     7.3 Without prejudice to either party's rights at law or pursuant to this Agreement, either party may terminate this Agreement by giving written notice to the Licensor (the "Non-terminating Party") in any of the following cases:

          7.3.1 A receiver or liquidator is appointed for a Non-terminating Party or if the Non-terminating Party passes a resolution for voluntary winding up, or a winding up application is made against the Non-terminating Party; or

          7.3.2 There shall be commenced against the Non-terminating Party any case, proceeding or action seeking issuance of a warrant of attachment, execution, distraint or similar process against a material portion of the Non-terminating Party's assets which results in the entry of an order for such relief which shall not have been vacated, discharged or stayed or bonded pending appeal within one hundred and eighty (180) days from the entry of such order; or

          7.3.3 Upon sixty (60) days written notice that the Non-terminating Party has materially breached its obligations provided that the Non-terminating Party has not cured such breach prior to the effectiveness of such notice.

     7.4 The Company shall have the right at any time to terminate this Agreement by giving 60 days notice thereof in writing to the Licensor.

     7.5 Consequences of Termination

          7.5.1 Upon termination of this Agreement by the Licensor as a result of the causes set forth in subparagraphs 7.3.3, or termination by the Company pursuant to Section

     7.4 above, the license rights set forth in Section 2 shall terminate and the Company shall have no future rights to the Licensed Patent Rights and Licensed Know-how, granted hereunder, and shall make no further use thereof, including the manufacture, use or sale of Products, except as otherwise set forth in paragraph 7.6, below.. The Company shall return to the Licensor all material relating to the Licensed Patent Rights and the Licensed Know-how, within thirty (30) days of the effective date of termination, and may make no further use of such material. The Company shall take the necessary steps to assign its rights in any sublicense agreement to the Licensor in accordance with subparagraph 2.2.2, above.

          7.5.2 Upon termination of this Agreement by the Licensor as a result of the causes set forth in subparagraphs 7.3.1 and 7.3.2, above, or by the Company as a result of the causes set forth in subparagraphs 7.3.1, 7.3.2, and/or 7.3.3, above, the Company shall continue to have full rights to the Licensed Patent Rights, Licensed Know-how, and the Research granted hereunder, and shall be free to continue to make further use thereof, including the manufacture, use, sublicense and/or sale of Products, provided that it, as far as is practicable, continues to meet its financial obligations to the Licensor or its successors in interest hereunder.

          7.5.3 (a) In the event of termination of this Agreement by the Company as a result of the causes set forth in subparagraph 7.2.1, above, the Licensor shall immediately return to the Company any and all consideration paid or issued to the Licensor as set forth in subparagraph 3.5, above, and the license rights set forth in Section 2 shall terminate and the Company shall have no further rights to the Licensed Patent Rights and Licensed Know-how granted hereunder, and shall make no further use thereof, including the manufacture, use or sale of Products. Moreover, the Company shall have the right to immediately terminate the Research Agreement pursuant to paragraph 11(d) of that agreement. The Company shall return to the Licensor all material relating to the Licensed Patent Rights and the Licensed Know-how, within thirty (30) days of the effective date of termination, and may make no further use of such material.

          (b) In the event of termination of this Agreement by the Company as a result of the causes set forth in subparagraph 7.2.2, above, the license rights set forth in Section 2 shall terminate and the Company shall have no further rights to the Licensed Patent Rights and Licensed Know-how granted hereunder, and shall make no further use thereof, including the manufacture, use or sale of Products, except as otherwise set forth in paragraph 7.6 below. Moreover, the Company shall have the right to immediately terminate the Research Agreement pursuant to paragraph 11(d) of that agreement. The Company shall return to the Licensor all material relating to the Licensed Patent Rights and the Licensed Know-how, within thirty (30) days of the effective date of termination, and may make no further use of such material.

     7.6 Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination or obligations under Articles 3, 4, 8, 9, and 11. However, the Company, provided that the Agreement was terminated pursuant to subparagraph 7.2.2, above, or as a result of the Licensor's material breach, may at any time after the effective date of such termination and continuing for a period not to exceed six (6) months thereafter, sell all completed Products, and any Products in the process of manufacture at the time of such termination, and sell the same, provided that the Company shall pay or cause to be paid to the Licensor the royalties thereon as required by Article 3 of this License Agreement and shall submit the reports required by Article 4 hereof on the sales of Products.

     7.7 The termination of this Agreement, for whatever reason, shall have the effect of terminating the Research Agreement.

ARTICLE 8 - LIABILITY AND INDEMNITY

     8.1 The Company agrees to defend the Licensor and its Affiliates at its cost and expense, and will indemnify and hold the Licensor and its Affiliates and their respective directors, officers, employees and agents (the "Licensor Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of a claim relating to (i) any breach by the Company of any of its representations, warranties or obligations pursuant to this Agreement or (ii) personal injury from the development, manufacture, use, sale or other disposition of any Product offered by the Company and/or its licensees or collaborators. In the event of any such claim against the Licensor Indemnified Parties by any third party, the Licensor shall promptly notify the Company in writing of the claim and the Company shall manage and control, at its sole expense, the defense of the claim and its settlement. The Licensor Indemnified Parties shall cooperate with the Company and may, at their option and expense, be represented in any such action or proceeding. The Company shall not be liable for any litigation costs or expenses incurred by the Licensor Indemnified Parties without the Company's prior written authorization. In addition, the Company shall not be responsible for the indemnification of any Licensor Indemnified Party arising from any grossly negligent, reckless, willful or intentional acts by such party, or as a result of any settlement or compromise by the Licensor Indemnified Parties without the Company's prior written consent.

     8.2 The Licensor agrees to defend the Company and its Affiliates at its costs and expense, and will indemnify and hold the Company and its Affiliates and their respective directors, officers, employees and agents (the "Company Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any claim relating to any breach by the Licensor of any of its representations, warranties or obligations pursuant to this Agreement. In the event of any claim against the Company Indemnified Parties by any third party, the Company shall promptly notify the Licensor in writing of the claim and the Licensor shall manage and control, at its sole expense, the defense of the claim and settlement. The Company Indemnified Parties shall cooperate with the Licensor and may, at their option and expense, be represented in any such action or proceeding. The Licensor shall not be liable for any litigation costs or expenses incurred by the Company Indemnified Parties without the Licensor's prior written authorization. In addition, the Licensor shall not be responsible for the indemnification of any Company Indemnified Party arising from any grossly negligent, reckless, willful or intentional acts by such party, or as the result of any settlement or compromise by the Company Indemnified Parties without the Licensor's prior written consent.

     8.3 By the time that a Product shall be commercially distributed or sold by the Company, Affiliate or a sub-licensee, the Company shall have procured and shall maintain, at its sole expense, comprehensive general liability insurance in commercially reasonable amounts, which amounts shall not be construed to create a limit of the Company's liability with respect to its indemnification under this Agreement. Such comprehensive general liability insurance shall provide product liability coverage. The Company shall provide Licensor with written evidence of such insurance upon request of Licensor. The Company shall provide Licensor with written notice at least fifteen days prior to the cancellation, non-renewal or material change in such insurance. If the Company does not obtain replacement insurance providing comparable coverage within sixty (60) days from the cancellation of such insurance, Licensor shall have the right to terminate this Agreement effective at the end of such sixty (60) day period without notice or any additional waiting periods.

ARTICLE 9 - ARBITRATION

     9.1 Any dispute arising from or relating to this Agreement shall be determined by valid and binding arbitration in Jerusalem, Israel, in accordance with the substantive law of the State of Israel. Such arbitration shall be conducted by one (1) arbitrator, jointly selected by the parties Should the parties be unable to select an arbitrator within thirty (30) days of the giving of a notice of arbitration, the arbitrator shall be selected by the President of the Israel Bar Association upon application from either party. The arbitrators shall not be bound by the civil procedure and evidence laws of the State of Israel, but shall be required to rule in accordance with its substantive laws and to give, in writing, grounds for his/her decision.

     9.2 The costs of such arbitration shall be borne proportionate to the finding of fault as determined by the Arbitrators. Any court of competent jurisdiction may enter judgment on the arbitration award.

     9.3 Execution of this Agreement by the parties shall constitute the execution of an arbitration deed.

ARTICLE 10 - PUBLICATIONS

     10.1 The parties declare that they encourage scientific publications in general and consider publications encompassing the subject matter of this Agreement and the Research Agreement an asset to the Company. The Company is aware that Prof. Haim Gilon (the "Inventor") and his students strive to publish their research and the students' success and advancement in the field are based on publishing their research.

     10.2 The Licensor shall ensure that written publications or oral disclosures relating to the Invention, the Patent Rights, the Know-how, the Products and any patent applications thereof that are subject to the terms of this Agreement and/or the Research Agreement are not published by it, its officers, employees, representatives or agents without the prior written permission of the Company. The Company undertakes to reply to a request from the Licensor to publish such information within thirty (30) days of receiving the request. The Company may refuse such request only upon reasonable grounds stated in writing.

     10.3 Should the Company decide not to allow publication pursuant to a request made by the Licensor for reasons which in the Licensor's opinion are unreasonable, publication shall be postponed for a period of three months from the time the Licensor gives further written notice of its intent to publish despite the Company's objection. Such three-month period is (a) to allow the Company to file the appropriate patent application; and/or (b) to allow the Company to submit the dispute over publication to an arbitrator pursuant to the procedure set forth in Section 9, above. Notwithstanding the foregoing, should the Company's patent attorney determine, in good faith, that the appropriate patent application would take longer than three months to present, the waiting period shall be extended to six months.

     10.4 The provisions of this Article shall not prejudice any other right that either party has pursuant to this Agreement and the applicable law.

ARTICLE 11 CONFIDENTIALITY

     11.1 The Company and the Licensor warrant and agree that during the term of this Agreement and subsequent thereto, all Confidential Information disclosed by one party to the other party shall (a) not be used by the receiving party except in connection with the activities contemplated herein and by the Research Agreement, (b) be maintained in confidence by the receiving party and (c) shall not be disclosed by the receiving party to any other person, firm or agency, governmental or private, without the prior written consent of the party disclosing such Confidential Information.

     11.2 The obligation contained in subparagraph 11.1 shall not apply to information which is:

          11.2.1 In the possession of the receiving party prior to disclosure by the disclosing party; or

          11.2.2 Received by the receiving party from a third party rightfully in possession of the same and having the right to disclose the same; or

          11.2.3 Now or hereafter in the public domain through no fault of the receiving party; or

          11.2.4 Required to be disclosed by legal, administrative or judicial process; provided that, the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure; or

          11.2.5 Approved in writing for public release by the disclosing party, above.

     11.3 The Company and the Licensor each agree that they shall provide Confidential Information received from the other party only to their respective employees, consultants and advisors, and to the employees, consultants and advisors of such party's Affiliates, who have a need to know and have an obligation to treat such information and materials as confidential.

     11.4 The expiration or termination of this Agreement shall not release either party from its obligations pursuant to this clause, including the sub-clause hereof.

ARTICLE 12 - REPRESENTATIONS AND WARRANTIES

     12.1 The Company and the Licensor each represents and warrants to the other that as of the Effective Date it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement. The Licensor represents and warrants to the Company that it has the full power, authority and right to grant to the Company the licenses granted pursuant to this Agreement, that it has, as of the Effective Date, access to and right to use the technology necessary to perform its obligations hereunder, and it has not granted to any third party any right which would conflict with the rights granted by it to the Company hereunder.

     12.2 The Company and the Licensor each represents and warrants that all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by such Party in connection with execution, delivery and performance of this Agreement have been and shall be obtained.

     12.3 The Company and the Licensor each represents and warrants that notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement and the performance of such party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations and (b) do not and will not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligations of such party, except such consents as shall have been obtained prior to the Effective Date.

     12.4 The Company and the Licensor each represents and warrants that all of its employees, officers, and consultants who are connected in any way to the subject matter of this Agreement and/or the Research Program have executed agreements or have existing obligations under law requiring, in the case of employees and officers, assignment to such party of all inventions made during the course of and as the result of their association with such party and obligating the individual to maintain as confidential such party's Confidential Information as well as confidential information of a third party which such party may receive, to the extent required to support such party's obligations under this Agreement.

     12.5 To the best of Licensor's knowledge and belief, Licensor has all right, title, and interest in and to the Patent Rights and Know-How, including exclusive, absolute, irrevocable right, title and interest thereto, free and clear of all liens, charges, encumbrances or other restrictions or limitations of any kind whatsoever. Moreover, to the best of Licensor's knowledge and belief, there is no claim, pending or threatened, of infringement, interference or invalidity regarding any part or all of the Patent Rights and Know-how or the Products as presently contemplated, and the Licensor is not aware of any licenses, restrictions, liens, rights of third-parties, disputes, royalty obligations, proceedings or claims relating to, affecting or limiting its rights or the rights of the Company under this Agreement with respect to, or which may lead to a claim of infringement or invalidity regarding the Patent Rights and/or Product as presently contemplated.

     12.6 Except as otherwise expressly set forth herein or in the Research Agreement, the parties make no representations and extend no warranties of any kind, either express or implied, and particularly that products will be successfully developed hereunder, and if developed, will have commercial utility or merchantability or fitness for a particular purpose.

ARTICLE 13 - NOTICES AND OTHER COMMUNICATIONS

     All notices or communications made pursuant to this Agreement shall be in writing and sent by certified first class mail, postage prepaid, by hand delivery or by facsimile, if confirmed in writing, at the addresses below or as otherwise designated by written notice given to the other party:

          In the case of the Licensor:

                Yissum Research Development Company of the
                     Hebrew University of Jerusalem
                POB 4279
                46 Jabotinsky Street
                Jerusalem
                Attention: Reuven Ron
                Tel: 011-972-2-566-1540
                Fax: 011-972-2-566-0331

          In the case of the Company:

                Keryx Biopharmaceuticals, Inc.
                7 Hartom Street
                P.O. Box 23706
                Jerusalem, Israel 91236
                Attn: General Counsel
                Tel: 011-972-2-541-3500
                Fax: 011-972-2-541-3501

or such other address furnished in writing by one party to the other. Any notice sent as aforesaid shall be deemed to have been received four days after being posted by registered mail or one day after personal service, as the case may be.

ARTICLE 14 - MISCELLANEOUS PROVISIONS

     14.1 It is hereby agreed and declared between the parties that each of the parties shall act in all respects relating to this Agreement as an independent contractor and there neither is nor shall be any master and servant or principle and agent relationship and/or partnership in the relationship between the Company, on one hand, and the Licensor and/or any of its employees and/or any person or entity connected with it, on the other.

     14.2 This Agreement and the rights and duties appertaining hereto may not be assigned by either party without first obtaining the written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Company may assign this Agreement to a purchaser, merging or consolidating corporation, or acquiror of more than fifty percent (50%) of all of the Company's assets or business. Notwithstanding the foregoing, either party may assign its rights (but not its obligations) pursuant to this Agreement in whole or part to an Affiliate.

     14.3 This Agreement embodies the entire understanding of the parties and shall supersede all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof. The parties acknowledge that this Agreement, including the Appendices and documents incorporated by reference, sets forth the entire agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change of modification except by the execution of a written instrument subscribed to by the parties.

     14.4 The provisions of this Agreement are severable, and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable under any controlling body of law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

     14.5 The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

     14.6 The headings of the several articles are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     14.7 This Agreement will not be binding upon the parties until it has been signed below on behalf of each party, in which event, it shall be effective as of the date recited on page one.

     14.8 Each party hereto shall be excused from any breach of this Agreement which is proximately caused by governmental regulation, act of war, strike, act of God or other similar circumstance normally deemed outside the control of the parties.

     14.9 Each of the Company and the Licensor shall be responsible for their own expenses relating to the preparation and consummation of this Agreement and the agreements and transactions contemplated hereby.

     14.10 This Agreement shall be construed and the respective rights of the parties hereto determined according to the substantive laws of the State of Israel notwithstanding the provisions governing conflict of laws under such State of Israel to the contrary, except matters of intellectual property law which shall be determined in accordance with the national property laws relevant to the intellectual property in question.

     14.11 This Agreement has been prepared jointly and shall not be strictly construed against any party.

     14.12 This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this  License
Agreement, by proper persons thereunto duly authorized.


COMPANY                                          LICENSOR


By:     /s/ Ira Weinstein                        By:     /s/ Elena Canetti
       --------------------------                        ------------------
Name:      Ira Weinstein                         Name:      Elena Canetti
Title:   Chief Operating Officer                 Title:    VP of Marketing

                                                 By:     /s/ R. Sherer
                                                         -------------
                                                 Name:      R. Sherer
                                                 Title:   Executive VP

                                   APPENDIX I


A.   EXCLUSIVE PATENT RIGHTS


[**]
B.   NON-EXCLUSIVE PATENT RIGHTS

[**]
C.   EXCLUSIVE KNOW-HOW

[**], whether in the form of [**] or [**], which are [**] and [**] of the Agreement, [**].

D.   NON-EXCLUSIVE KNOW-HOW

     1.   [**].
     2. [**] consisting of a [**] starting from [**] that are [**] and the [**] and [**] that is [**]

                                   APPENDIX II

                                INVESTMENT LETTER


Keryx Biopharmaceuticals, Inc.
7 Hartom Street
P.O. Box 23706
Jerusalem, Israel  91236

Dear Sirs:

     In order to induce Keryx Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), to issue and sell to the undersigned the number of shares of Common Stock (the "Shares), and the Warrant to purchase the number of shares of Common Stock, (the "Warrant," and together with the Shares, the "Securities") of the Company set forth opposite the undersigned's signature below, the undersigned represents, warrants and covenants as follows:

     (a) It is purchasing the Securities for its own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Securities in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

     (b) It has had such opportunity as it has deemed adequate to obtain from representatives of the Company such information as is necessary to permit it to evaluate the merits and risks of its investment in the Company.

     (c) It has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Securities and to make an informed investment decision with respect to such purchase.

     (d) It can afford a complete loss of the value of the Securities and is able to bear the economic risk of holding such Securities for an indefinite period.

     (e) It is an "Accredited Investor," as such term is defined in rule 501 of Regulation D under the Securities Act.

     (f) It understands that (i) the Securities have not been registered under the Securities Act and are "Restricted Securities" within the meaning of Rule 144 under the Securities Act, (ii) the Securities cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 or otherwise may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Securities under the Securities Act.

     (g) A legend substantially in the following form will be placed on the certificate representing the securities:

          "The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."


                                       Very truly yours,
Number of Shares:  TBD                 YISSUM   RESEARCH   AND   DEVELOPMENT
Number of Shares Underlying Warrant:   COMPANY  OF  THE  HEBREW  UNIVERSITY OF
[**]                                   JERUSALEM

                                       By:______________________________________
Date: ____________________             Name:____________________________________
                                       Title:___________________________________

                                  APPENDIX III

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made as of January 10, 2002 by and between Keryx Biopharmaceuticals, Inc., a Delaware corporation, and Yissum Research Development Company of the Hebrew University of Jerusalem ("Yissum" or the "Holder").

     WHEREAS, the Company and the Holder have entered into a License Agreement, dated the date hereof (the "License Agreement"), pursuant to which the Holder has granted to the Company an exclusive royalty-bearing license to certain of its intellectual property.

     WHEREAS, in partial consideration for the grant of such license, the Company has issued to the Holder on the date hereof [**] shares (the "Shares") of its Common Stock, $0.01 par value per share and warrants ("the Warrants") to purchase [**] shares of its Common Stock, $0.01 par value per share (such shares to be known as the "Warrant Shares").

     WHEREAS, the License Agreement provides that it shall be a requirement of the Holder, in receiving such Shares and Warrants as consideration for the License, that the Company use its best efforts to register the Shares and Warrant Shares.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

ARTICLE 1 - DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this agreement as described below:

"Board" shall mean the board of directors of the Company.

"Effective Date" shall have the meaning ascribed to such term in the License Agreement.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

"Qualifying Holder" shall have the meaning ascribed thereto in Section 12 hereof.

"Registrable Shares" shall mean the Shares, and any shares of capital stock issued in respect of the Shares because of stock splits, stock dividends, reclassifications, recapitalizations or similar events, provided, however, such term shall not, after the Mandatory Share Registration Termination Date (as defined below), apply to the Shares.

"Registrable Warrant Shares" shall mean the Warrant Shares, and any shares of capital stock issued in respect of the Warrant Shares because of stock splits, stock dividends, reclassifications, recapitalizations or similar events, provided, however, such term shall not, after the Mandatory Warrant Share Registration Termination Date (as defined below), apply to the Warrant Shares.

"Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

"SEC" shall mean the Securities and Exchange Commission.

"Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

ARTICLE 2 - EFFECTIVENESS; TERMINATION. This agreement shall become effective and legally binding only upon the Effective Date.

ARTICLE 3 - MANDATORY REGISTRATION.

     3.1 The Company will prepare and file with the SEC no less than 180 days and no more than 365 days after the date hereof a registration statement on form S-3 (or, if the Company is not then eligible to use a registration statement on form S-3, such other form of registration statement then available to the Company for the registration for resale of the Shares) for the purpose of registering under the securities act all of the registrable shares for resale by, and for the account of, the Holder (the "Share Registration Statement"). The Share Registration Statement shall permit the Holder to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use its best efforts to cause the Share Registration Statement to become effective. The Company shall be required to keep the Share Registration Statement effective until such date that is the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold, or (ii) the second anniversary of the Effective Date or (iii) such time as all of the Registrable Shares registered thereunder can be sold within any given three-month period without regard to the trading volume of the common stock pursuant to Rule 144, subject to extension as set forth below (such date is referred to herein as the "Mandatory Share Registration Termination Date "). Thereafter, the Company shall be entitled to withdraw the Share Registration Statement and the Holder shall have no further right to offer or sell any of the Registrable Shares pursuant to the Share Registration Statement (or any prospectus relating thereto).

     3.2 The Company will prepare and file with the SEC no more than 60 days after the Vesting Date of the first Warrant granted to the Holder pursuant to paragraph 3.5.3 of the License Agreement a registration statement on form S-3 (or, if the Company is not then eligible to use a registration statement on form S-3, such other form of registration statement then available to the Company for the registration for resale of the Warrant Shares) for the purpose of registering under the Securities Act all of the Registrable Warrant Shares, issuable upon the exercise of the Warrants, for resale by, and for the account of, the Holder (the "Warrant Share Registration Statement"). The Warrant Share Registration Statement shall permit the Holder to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Warrant Shares issuable upon the exercise of a vested Warrant. The Company agrees to use its best efforts to cause the Warrant Share
Registration Statement to become effective. The Company shall be required to keep the Warrant Share Registration Statement effective until such date that is the earlier of (i) the date when all of the Registrable Warrant Shares registered thereunder shall have been sold, or (ii) such time as all of the Registrable Warrant Shares registered thereunder can be sold within any given three-month period without regard to the trading volume of the common stock pursuant to Rule 144, subject to extension as set forth below (such date is referred to herein as the "Mandatory Warrant Share Registration Termination Date "). Thereafter, the Company shall be entitled to withdraw the Warrant Share Registration Statement and the Holder shall have no further right to offer or sell any of the Registrable Warrant Shares pursuant to such Warrant Share Registration Statement (or any prospectus relating thereto).

ARTICLE 4 - OBLIGATIONS OF THE COMPANY. In connection with the Company's (i) obligation under section 3 hereof to file the Share Registration Statement and Warrant Share Registration Statement with the SEC and to use its best efforts to cause the such registration statements to become effective, and (ii) to cause such registration statements to remain effective until the Mandatory Share Registration Termination Date and/or the Mandatory Warrant Share Registration Termination Dates, the Company shall:

     4.14 Prepare, and file with the SEC such amendments and supplements to the Share Registration Statement and Warrant Share Registration Statement, and the prospectuses used in connection therewith, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Share Registration Statement and all Registrable Warrant Shares covered by the Warrant Share Registration Statement;

     4.15 Furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with
Section 4(a) above) as the Holder may reasonably request in order to facilitate the disposition of such Holder's Registrable Shares and Registrable Warrant Shares;

     4.16 Notify the Holder, at any time when a prospectus relating to the Share Registration Statement and/or Warrant Share Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to the Share Registration Statement and/or Warrant Share Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to the Holder) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser(s) of such Registrable Shares and/or Registrable Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided that upon such notification by the Company, the Holder will not offer or sell Registrable Shares and/or Registrable Warrant Shares under such prospectus until the Company has notified the Holder that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the Holder;

     4.17 Use best  efforts to  register  and  qualify  the  Registrable  Shares covered by the Share Registration Statement and Registrable Warrant Shares covered by the Warrant Share Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Shares and/or Registrable Warrant Shares shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Shares and/or Registrable Warrant Shares be borne by the Holder, then the Holder shall, to the extent required by such jurisdiction, pay such qualification expenses;

     4.18 Use its best efforts to cause the Registrable Shares covered by the Share Registration Statement and/or Registrable Warrant Shares covered by the Warrant Share Registration Statement to be registered with or approval by the National Association of Securities Dealers, Inc. as may be necessary to enable the Holder to consummate the disposition of such Registrable Shares and/or Registrable Warrant Shares in accordance with the chosen method or methods of distribution;

     4.19 Cause all Registrable Shares included in such Share Registration Statement and/or Registrable Warrant Shares included in such Warrant Share Registration Statement to be listed, by the date of first sale of Registrable Shares pursuant to such Share Registration Statement or Registrable Warrant Shares pursuant to such Warrant Share Registration Statement, on the principal securities exchange or automated interdealer system on which the same type of securities of the Company are then listed or traded; and

     4.20 Use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms.

     4.21 The Company shall make available for inspection by a representative of the Holder, and any attorney or accountant retained by the Holder, all financial and other records customary for such purposes, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, attorney or accountant in connection with such Share Registration Statement and/or Warrant Share Registration Statement. The Holder will agree to keep all non-public information supplied to it confidential until such information is included in the Share Registration Statement and/or Registrable Warrant Shares filed with the Commission.

     4.22 The Company shall use its best efforts to take all other steps necessary to effect the registration of the Registrable Shares and Registrable Warrant Shares contemplated hereby and to expedite or facilitate the disposition of such Registrable Securities and Registrable Warrant Shares.

ARTICLE 5 - FURNISH INFORMATION. The Holder shall promptly furnish to the Company such information regarding it and the securities held by it as the Company shall reasonably request in writing and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

ARTICLE 6 - EXPENSES OF REGISTRATION. All costs and expenses incurred in connection with the registration of the Registrable Shares and/or Registrable Warrant Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts and fees and disbursements of counsel for the Holder), including without limitation all registration and qualification and filing fees, printing, and fees and disbursements of counsel for the Company, shall be borne by the Company.

ARTICLE 7 - DELAY OF REGISTRATION. The Holder shall not take any action to enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this agreement.

ARTICLE 8 - INDEMNIFICATION.

     8.14 The Company will indemnify and hold harmless the Holder, any broker/dealer or underwriter acting on behalf of the Holder and each officer and director of the Holder, such broker/dealer or underwriter and each person, if any, who controls the Holder, broker/dealer or underwriter within the meaning of the Securities Act, against any losses, claims, expenses, costs, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any
(i) untrue or alleged untrue statement of any material fact contained in the Share Registration Statement and/or Warrant Share Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Share Registration Statement and/or Warrant Share Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading and (ii) violation by the Company of the Securities Act or any state securities law or, in either case, any rule or regulation thereunder applicable to the Company and required to be complied with by the Company in connection with the registration of the Registrable Shares and/or Registrable Warrant Shares; and will reimburse the Holder, such broker/dealer, such underwriter or such officer, director or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the
Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with the Share Registration Statement and/or Warrant Share Registration Statement, any preliminary, prospectus or final prospectus relating thereto or any amendments or supplements to the Share Registration Statement and/or Warrant Share Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Share Registration Statement and/or Warrant Share Registration Statement or any such preliminary prospectus or final prospectus by the selling Investors, any underwriter for them or controlling person with respect to them; and provided further, that the indemnity agreement contained in this Section 8(a) shall not apply to statements made in a preliminary prospectus to the extent that those statements were corrected in a later preliminary or final prospectus or supplement or amendment thereto that was supplied to the indemnified party and the indemnified party failed to deliver that later preliminary or final prospectus or amendment or supplement thereto.

     8.15 The Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Share Registration Statement and/or Warrant Share Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, or any broker/dealer or underwriter acting on behalf of the Company or the Holder against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, underwriter, or broker/dealer may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Share Registration Statement and/or Warrant Share Registration Statement or any such preliminary prospectus, relating thereto or in any amendments or supplements to the Share Registration Statement and/or Warrant Share Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Share Registration Statement and/or Warrant Share Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Share Registration Statement and/or Warrant Share Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with the Share Registration Statement and/or Warrant Share Registration Statement, or any preliminary prospectus or final prospectus; and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, broker/dealer, or underwriter in connection with investigating or defending any such loss, claim damage, liability or action, provided, however, that the liability of the Holder hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) received by such the Holder from the sale of Registrable Shares covered by the Share Registration Statement and/or Registrable Warrant Shares covered by the Warrant Share Registration Agreement, and provided, further, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the Holder (which consent shall not be unreasonably withheld).

     8.16 Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 8, notify the indemnified party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of its participation on such defense. The indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such indemnified party; provided, however, that if separate firm(s) of attorneys are required due to a conflict of interest, then the indemnifying party shall be liable for the reasonable fees and expenses of each such separate firm. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to his ability to defend such action, shall relieve such indemnifying party of any

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                                       30



liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 8.

     8.17 Notwithstanding anything to the contrary herein, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

ARTICLE 9 - CONTRIBUTION.

     9.14 If the indemnification provided for in Section 8 herein is unavailable to the indemnified parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) as between the Company on the one hand and the Holder, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder, on the other, from the offering of the Registrable Shares and/or Registrable Warrant Shares, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Holder, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

     9.15 The relative benefits received by the Company on the one hand and the Holder, on the other shall be deemed to be in the same proportion as the value received by the Company from the initial issuance of the Registrable Shares and Registrable Warrant Shares by the Company to the Holder pursuant to the License Agreement bear to the net proceeds received by the Holder from the sale of Registrable Shares pursuant to the Share Registration Statement and Registrable Warrant Shares pursuant to the Warrant Share Registration Statement or the total underwriting discounts and commission received by the underwriters as set forth in the table on the cover page of the prospectus, as the case may be. The relative fault of the Company of the one hand and of the Holder, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder.

     9.16 In no event shall the obligation of any indemnifying party to contribute under this Section 9 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8 hereof had been available under the circumstances.

ARTICLE 10 - REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holder to sell the Registrable Shares and Registrable Warrant Shares to the public without registration, the Company agrees to (i) to make and keep public information available, as those terms are understood and defined in the general instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) use best efforts to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act,
(iii) as long as the Holder owns any Shares or Warrant Shares, to furnish in writing upon such Holder's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Holder a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Shares or Warrant Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Share Registration Statement and Warrant Share Registration Statement or the use of Rule 144.

ARTICLE 11 - DEFERRAL.

     11.1 Notwithstanding anything in this Agreement to the contrary, if the Company shall notify the Holder that the Board has made the good faith determination that the Company proposes to effect an underwritten financing of equity securities (an "Underwritten Financing") and the proposed underwriters in that financing have advised the Company that there is a reasonable likelihood that continued sales of Shares or Warrant Shares by the Holder could have a detrimental effect on the terms on which that financing could be completed, then, subject to Section 11.3 below, the right of the Holder to use the Share Registration Statement and/or Warrant Share Registration Statement (and the prospectuses relating thereto) for purposes of effecting offers or sales of Registrable Shares and/or Registrable Warrant Shares pursuant thereto shall be suspended for a period (the "Offering Suspension Period") of not more than 120 days after delivery by the Company of the certificate referred to in this
Section 11.1. During the Offering Suspension Period, the Holder shall not offer or sell any Registrable Shares or Registrable Warrant Shares pursuant to or in reliance upon a registration statement (or a prospectus relating thereto).

     11.2 Notwithstanding anything in this Agreement to the contrary, if the Company shall notify the Holder that the Board has made a good faith determination that continued use by the Holder of the Share Registration Statement or Warrant Share Registration Statement for purposes of effecting offers or sales of Registrable Shares or Registrable Warrant Shares pursuant thereto would require, under the Securities Act, premature disclosure in such registration statements (or prospectuses relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction less likely and
(iii) that it is therefore essential to suspend the use by the Holder of such registration statements (and the prospectuses relating thereto) for purposes of effecting offers or sales of Registrable Shares and/or Registrable Warrant Shares pursuant thereto, then the right of the

Holder to use such registration statements (and the prospectuses relating thereto) for purposes of effecting offers or sales of Registrable Shares and/or Registrable Warrant Shares pursuant thereto shall be suspended for a period (the "Disclosure Suspension Period" and with the Offering Suspension Period, a "Suspension Period") of not more than 60 days after delivery by the Company of the notice referred to in this Section 11.2. During the Disclosure Suspension Period, the Holder shall not offer or sell any Registrable Shares and/or Registrable Warrant Shares pursuant to or in reliance upon such registration statements (or the prospectuses relating thereto).

     11.3 Upon the occurrence of any event contemplated by Section 11.2 and immediately upon the expiration of any Disclosure Suspension Period (as defined in Section 11.2), the Company shall prepare, if the occurrence of such event or period requires such preparation, a supplement or post-effective amendment to the Share Registration Statement and/or Warrant Share Registration Statement or related prospectuses or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares and/or Registrable Warrant Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading.

ARTICLE 12 - TRANSFER OF REGISTRATION RIGHTS. None of the rights of the Holder under this Agreement shall be transferred or assigned to any person unless such person agrees to become a party to, and bound by, all of the terms and conditions of this Agreement by duly executing and delivering to the Company an instrument of adherence in the form prescribed by the Company.

ARTICLE 13 - ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

ARTICLE 14 - NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, entered into any agreement which is currently in effect, nor shall the Company on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof.

ARTICLE 15 - MISCELLANEOUS.

     15.1 This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Holder and the Company; provided that the provisions of Sections 7 and 8 of this Agreement shall survive any termination hereof.

     15.2 This Agreement shall be governed by and construed and enforced in accordance with the internal and substantive laws of the State of Delaware and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 12 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Shares provided that the terms and conditions of Section 12 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time the Holder shall cease to own any Shares or Warrant Shares, all of such Holder's rights under this Agreement shall immediately terminate.

     15.3 Any notices, reports or other correspondence (hereinafter collectively referred to as "Correspondence") required or permitted to be given hereunder shall be sent by courier (overnight or same day) or fax or delivered by hand to the party to whom such Correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

          All Correspondence to the Company shall be addressed as follows:

                Keryx Biopharmaceuticals, Inc.
                7 Hartom Street
                P.O. Box 23706
                Har Hotzvim
                Jerusalem 91236 Israel
                Attn: General Counsel

          All correspondence to the Holder shall be addressed as follows:


                Yissum Research Development Company of the
                    Hebrew University of Jerusalem
                POB 4279
                46 Jabotinsky Street
                Jerusalem, Israel
                Attention: Reuven Ron


     15.4 Any entity may change the address to which correspondence to it is to be addressed by notification as provided for herein.

     15.5 The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

     15.6 This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                         KERYX BIOPHARMACEUTICALS, INC.

                                         By:
                                            ------------------------------------

                                         Name:
                                            ------------------------------------

                                         Title:
                                            ------------------------------------

                                         YISSUM RESEARCH DEVELOPMENT
                                         COMPANY OF THE HEBREW
                                         UNIVERSITY OF JERUSALEM

                                         By:
                                            ------------------------------------

                                         Name:
                                            ------------------------------------

                                         Title:
                                            ------------------------------------